                                                                    EXHIBIT 10.8


                                  SUPPLY AGREEMENT

                                   BY AND BETWEEN

                             SELECT COMFORT CORPORATION

                                        AND

                                       XXXXX





[Portions of this Exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this Exhibit with the portions intact has been filed separately with the Securities and Exchange Commission]




                                                                 August 23, 1994

                               SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT, made and entered into this 30th day of August 1994, by and between SELECT COMFORT CORPORATION, a corporation organized and existing under the laws of the State of Minnesota, having its principal place of business and office at, 6105 Trenton Lane North, Minneapolis, Minnesota 55422, hereinafter referred to as "Select," and XXXXXXX, a.s., organized under the laws of XXXXXX and having its principal place of business at XXXXXXXXXX, hereinafter referred to as "Supplier."
[A portion of this recital has been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this exhibit with this recital intact has been filed separately with the Securities and Exchange Commission]

WITNESSETH:

       WHEREAS, Select is a user of the goods hereinafter described and desires to establish a formal relationship for the purchase from Supplier of such goods; and

       WHEREAS, Supplier is a manufacturer and supplier of such goods and is willing to provide and sell them to Select, all upon the terms and conditions hereinafter stated.

       NOW, THEREFORE, in consideration of the mutual promises and covenants herein set forth, the parties hereby agree as follows:

                                   ARTICLE
                                      1.
                                 DEFINITIONS

For purposes of this Agreement, the following terms, word and phrases, where written with an initial capital letter shall have the following meanings:

1.1 "Products" shall mean air chambers for bedding purposes as manufactured by Supplier according to Exhibit IV and enclosures numbers 1-11, including improvements to such products as that term is defined below.

1.2 "North America" shall mean the United States of America, including its territories and possessions, Canada and Mexico.

1.3 "Improvements" shall mean modifications and/or enhancements to the design of patented products owned by Select, developed by either party during the term of this Agreement.

                                   ARTICLE
                                      2.
                             SUPPLY AND PURCHASE

2.1 During the initial term of this Agreement, Select agrees to purchase from Supplier, and Supplier agrees to supply to Select, at the prices determined in accordance herewith, and subject to the terms and conditions hereinafter set forth, the annual minimum volumes of Products set forth in Exhibit I attached hereto.

2.2 Supplier agrees that all air chamber "Products" as specified in Enclosures 1-11, shall deliver exclusively to Select. Inquiries that Supplier receives relative to air chambers as specified in Enclosures 1-11, shall be directed to Select.

                                   ARTICLE
                                      3.
                ORDERS, DELIVERY AND MODIFICATION OF PRODUCTS

3.1 Purchase Orders. Select shall submit purchase orders for the Products 90 days prior to the requested delivery date. The delivery date will be the date the order is expected to arrive at the German seaport. Supplier shall confirm within one (1) week the purchase orders and delivery dates in writing. All purchase orders shall be in accordance with the terms and conditions of this Agreement and at the prices established herein.

3.2 Delivery of Products. Supplier shall deliver the Products within the times (which is of the essence) specified on the individual purchase orders, in the quantities specified on the individual purchase orders and at the prices specified herein, all in accordance with Select's instructions and specifications. Select reserves the right to adjust the mix of the specifications on purchase orders up to 45 days prior to the scheduled ship date.

3.3 Shipping Terms. The initial shipping term for Products delivered by Supplier to Select pursuant to this Agreement shall be the shipping term set forth in Exhibit II attached hereto. Such shipping term may be changed by the parties upon mutual agreement in writing at any time during the term of this Agreement. The shipping terms stipulated by the Parties shall be interpreted in accordance with the terms of Incoterm '90 defined by the International Chamber of Commerce. In the event of a change in the shipping term, the parties shall adjust the prices for Products set forth in Exhibit II to reflect the changed shipping term. Such changed shipping term and prices shall be substituted for the shipping term and prices then set forth in Exhibit II, and a new Exhibit II, as so modified, shall be attached to the Agreement.

3.4 Packing and shipping will be done according to the Master Specification (Exhibit IV) and Select instructions which will be in conformity with the other paragraphs of this Agreement.

                                   ARTICLE
                                      4.
                             QUALITY OF PRODUCTS

The quality of all Products delivered by Supplier shall be in accordance with the Master Specifications (Exhibit IV) and meet any and all applicable laws and regulations promulgated by any federal, state, local or municipal governmental authority or agency, including, but not limited to, public safety, health and environmental standards, to be clearly defined by Select from time to time.

                                   ARTICLE
                                      5.
                                 COOPERATION
                               REVISED 9/25/95

The parties agree to cooperate in research and development efforts relating to quality improvement and cost reduction of the Products. Such research and development shall take the form and extent as mutually agreed to by the parties from time to time.


                                   ARTICLE
                                      6.
                              PRICES AND PAYMENT
                             REVISED 9/25/95 6.2

6.1 Prices and Adjustments. The initial prices to be paid by Select for the Products purchased hereunder shall be the prices set forth in Exhibit II attached hereto. In addition to any changes to such prices pursuant to Paragraph 3.3 hereof, such prices may be subject to annual adjustments as agreed to by the parties hereto in writing. Such adjusted prices shall be substituted for the prices then set forth in Exhibit II, and a new
      Exhibit II, as so modified, shall be attached to this Agreement.

6.2 Payment Terms. Payment for delivered Products shall be made via a wire transfer by Select in United States Dollars thirty (30) days from the date of the Bill of Lading for Products ordered and delivered. From time to time Select may wish to pay for delivered Products prior to sea shipment at a discounted price as set forth in Exhibit II.

Select Comfort Corporation              XXXXXXX

By:_________________________________    By:____________________________________
Title:______________________________    Title:_________________________________
Date:_______________________________    Date:__________________________________

[A portion of this Section has been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this Exhibit with this Section intact has been filed separately with the Securities and Exchange Commission]


                                  ARTICLE 4.
                             QUALITY OF PRODUCTS

The quality of all Products delivered by Supplier shall be in accordance with the Master Specifications (Exhibit IV) and meet any and all applicable laws and regulations promulgated by any federal, state, local or municipal governmental authority or agency, including, but not limited to, public safety, health and environmental standards, to be clearly defined by Select from time to time.

                                  ARTICLE 5.
                                 COOPERATION

The parties agree to cooperate in research and development efforts relating to quality and costs of the Products and to improvement in the quality of the Products. Such research and development shall take the form and extent as mutually agreed to by the parties from time to time.

                                  ARTICLE 6.
                              PRICES AND PAYMENT

6.1 Prices and Adjustments. The initial prices to be paid by Select for the Products purchased hereunder shall be the prices set forth in Exhibit II attached hereto. The prices will be in effect on a calendar basis running from January 1 through December 31 of each year. In addition to any changes to such prices pursuant to Paragraph 3.3 hereof, such prices may be subject to annual adjustments as agreed to by the parties hereto in writing. Such adjusted prices shall be substituted for the prices then set forth in Exhibit II, and a new
Exhibit II, as so modified, shall be attached to this Agreement.

6.2 Payment Terms. Payment for delivered Products shall be made by Select in United States Dollars no later than thirty (30) days from the date of the Bill of Lading for Products ordered and delivered. Select shall open an L/C minimum 15 days in advance before each shipment. From time to time Select may wish to pay for delivered Products prior to sea shipment at a discounted price as set forth in Exhibit II.

                                   ARTICLE
                                      7.
                                    TAXES

Except as otherwise provided in this Agreement, Supplier shall be responsible for and shall pay any and all (a) export duties, (b) gross receipt, income and pre-sale taxes and (c) other governmental charges which relate to the production, delivery and sale of the Products, as such are now or may hereafter be imposed under or by any state, local or municipal governmental authority or agency in XXXXXXX. Supplier shall not be responsible and shall not pay any taxes or charges as outlined in above levied after delivery to Select.


                                   ARTICLE
                                      8.
                           ACCEPTANCE AND WARRANTY

8.1 Acceptance of Products. Select shall conduct any acceptance tests at the time the Products are being prepared for shipment to Select's customers at its principal place of business in Minneapolis, Minnesota, not later than one (1) year from the date of receipt. Any Products not rejected by Select by written notice to Supplier within such period shall be deemed accepted. Any Products rejected by Select shall be reported in accordance with the Claim Procedure (Exhibit III).

8.2   Warranty.

       8.2.1 Supplied warrants to Select for a period of twelve (12) months from the date of delivery of the Products to Select in accordance with Section 3.2 of this Agreement that all Products sold hereunder shall (i) be free from any defects in design (if such design was created by Supplier), material or workmanship and be of good and merchantable quality, (ii) conform to Select's specifications or any sample or prototype approved by Select and
             (iii) comply and have been produced, processed and delivered in conformity with Article 4 herein.

       8.2.2 Supplier warrants that all Products to be delivered hereunder and all property to be returned to Select shall be free and clear of any and all liens and encumbrances whatsoever.

       8.2.3 The foregoing warranties shall survive inspection of, delivery of and payment for the Products and shall run in favor of Select and its customers. If Supplier breaches any of the foregoing warranties during the twelve-month period, or if Supplier fails to perform or comply with any provision of this Agreement, Supplier shall be liable to Select for any and all costs, expenses (including reasonable attorneys' fees, court costs and litigation expenses) and damages arising therefrom.

8.3   Quantity obligations.

       8.3.1 Select undertakes to purchase annually minimum volumes as indicated in Exhibit I of this Agreement.

       8.3.2 Supplier undertakes to produce annually minimum volumes as indicated in Exhibit 1 of this Agreement.

                                   ARTICLE
                                      9.
                              PROPRIETARY RIGHTS

9.1 Select retains all proprietary rights in and to all designs of air chambers, as specified in Enclosures 1-11.

9.2 The Supplier undertakes to continuously develop an activity of research concerning the quality improvements of the Products taking into consideration the market requirements and the economical production.

      The development costs are to be borne by the Supplier.

9.3 The Supplier undertakes to develop the product according to special request of Select. Such improvements are made for consideration on basis of mutual written agreements of the parties. The costs of these development activities are to be borne as agreed upon in writing by both parties prior to the actual development activities.

9.4 Supplier retains all proprietary rights in and to all designs, engineering details and other data pertaining to its manufacturing technology as specified in the Master Specification (Exhibit IV) and Enclosures 1-11.

                                   ARTICLE
                                     10.
                                  TRADEMARKS

Nothing contained in this Agreement will be deemed to grant either party any right, title or interest in the trademarks, trade name, service marks, proprietary words, or symbols which the other may have adopted or used at any time in the course of its business.


                                   ARTICLE
                                      11.
                               CONFIDENTIALITY

Each party agrees that all information disclosed to it or any of its affiliates by the other, whether verbally or in writing, shall be presumed to be proprietary and confidential to such party, unless otherwise stated in writing. Each party shall prevent the disclosure of any such proprietary information to any third person or party by maintaining such proprietary information in strictest confidence absent service of compulsory process. Each party shall not during the term of this Agreement or thereafter, use any such proprietary information for any purpose other than as specifically set forth in this Agreement.


                                   ARTICLE
                                      12.
                            COMPETITIVE ACTIVITIES

During the term of this Agreement, Supplier will not (a) participate in the management or operations of any enterprise engaged in any activities in competition with the business of Select, or (b) cause or permit any enterprise in which Supplier participates or invests to engage in any such activities.

                                   ARTICLE
                                      13.
                             TERM AND TERMINATION

13.1 Term of Agreement. This Agreement shall take effect as of the date hereof and shall continue in full force and effect for a period of three
      (3) years and thereafter shall be automatically renewed for successive terms of one (1) year each, unless either party provides written notice to the other party at least ninety (90) days prior to the expiration of the initial term or any renewal term of its desire not to renew this Agreement upon the expiration of the relevant term.

13.2 Termination. This Agreement may be terminated only in accordance with the following provisions:

       13.2.1 This Agreement may be terminated at any time upon the mutual written consent of the parties hereto;

       13.2.2 Either party hereto may terminate this Agreement by giving notice in writing to the other party in the event that the other party is in material breach of this Agreement and shall have failed to cure such breach within thirty (30) days of receipt of written notice thereof from the first party specifying the nature of the breach; or

       13.2.3 Either party hereto may terminate this Agreement at any time by giving notice in writing to the other party, if (1) the other party shall at any time (i) file or have filed against it a petition of any type as to its bankruptcy,
                    (ii) be adjudged bankrupt or insolvent, (iii) make an assignment for the benefit of its creditors or (iv) go into liquidation or receivership; (2) a trustee, receiver or other equivalent officer is appointed for the other party by any court or governmental authority or any third party to administer or liquidate, who is not dismissed within sixty (60) days of the date of appointment; or (3) dissolution proceedings are commenced by or against the other party, which are not dismissed within sixty (60) days of commencement.

       13.2.4 This Agreement may be terminated by Select or Supplier with minimum 90 days written notice if either party discontinues using the Products in its business.

13.3 Rights and Obligations on Termination. In the event of the termination of this Agreement, the parties hereto shall have the following rights and obligations:

       13.3.1 The obligations of Supplier under the terms of Sections 4, 7, 8, 9, 10 and 11 hereof shall survive the termination of this Agreement.

       13.3.2 Within twenty (20) days after the termination of this Agreement, each party shall return to the other any and all proprietary and confidential information of such party then in its possession or under its control.

       13.3.3 Termination or expiration of this Agreement shall not release either party from the obligation to make payment to the other party of all amounts then and thereafter due and payable under this Agreement within thirty (30) days of termination.

                                   ARTICLE
                                     14.
                                FORCE MAJEURE

14.1 Definition. Force Majeure shall mean any event or condition, not existing as of the date of signature of this Agreement, not reasonably foreseeable as of such date and not reasonably within the control of either party, which prevents in whole or in material part the performance by one of the parties of its obligations hereunder or which renders the performance of such obligations so difficult or costly as to make such performance commercially unreasonable. Without limiting the foregoing, the following shall constitute events or conditions of Force Majeure: acts of State or, governmental action, riots, disturbance, war, strikes, lockouts, slowdowns, prolonged shortage of energy supplies, epidemics, fire, flood, hurricane, typhoon, earthquake, lightning and explosion.

14.2 Notice. Upon giving notice to the other party, a party affected by an event of Force Majeure shall be released without any liability on its part from the performance of its obligations under this Agreement, except for the obligation to pay any amounts due and owing hereunder, but only to the extent and only for the period that its performance of such obligations is prevented by the event of Force Majeure. Such notice shall include a description of the nature of the event of Force Majeure, its cause and possible consequences. The party claiming Force Majeure shall promptly notify the other party of the termination of such event.

14.3 Suspension of Performance. During the period that the performance by one of the parties of its obligations under this Agreement has been suspended by reason of an event of Force Majeure, the other party may likewise suspend the performance of all or part of its obligations hereunder.

                                   ARTICLE
                                     15.
                          DISPUTES AND GOVERNING LAW

15.1  Disputes.

       15.1.1 The parties hereto shall submit any disputes arising under this Agreement to arbitration. Any disputes submitted to arbitration shall be finally determined by arbitration before a single arbitrator conducted in Minneapolis, Minnesota under the Commercial Arbitration Rules of the American Arbitration Association. The award in such arbitration shall be final and enforceable in any court of competent jurisdiction.

       15.1.2 Select and Supplier shall each pay its own costs, expenses, and reasonable attorneys' fees incurred in such arbitral proceedings and shall share equally any fees for arbitration, provided, however, that if the arbitrator deems it more equitable to otherwise divide the costs, expenses, attorneys' fees and arbitral fees between the parties in dispute, the arbitrator shall designate in his award which party is entitled to recover all or a portion of its costs necessarily incurred in the arbitration procedures.

15.2 Governing Law. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of Minnesota.

                                   ARTICLE
                                     16.
                         GENERAL TERMS AND CONDITIONS

16.1 Relationship. This Agreement does not make either party hereto the employee, agent or legal representative of the other party for any purpose whatsoever. Neither party hereto is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party. In fulfilling its obligations pursuant to this Agreement, each party hereto shall act as an independent contractor.

16.2 Assignment. Each party shall not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party. This Agreement and the rights and obligation arising hereunder shall not be affected by any change in the corporate structure of ownership of the parties.

16.3 Notices. All notices permitted or required to be given hereunder shall be delivered personally or sent by telecopy or registered or certified air mail, postage prepaid, return receipt requested, addressed to the addresses of the parties hereto as set forth above or to such other addresses as the parties may designate by like notice from time to time. Notices so given shall be effective (a) upon the date of personal delivery, (b) if sent by telecopy, concurrently with the transmission thereof if the sender's machine produces a transmission report without notice of a communication fault, (c) on the third (3rd) business day following the date on which such notice is mailed by registered or certified air mail.

16.4 Entire Agreement. This Agreement, including the Exhibits attached hereto and by this reference made an integral part hereof, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all previous proposals, verbal or written, expressed or implied, and all negotiations, conversations or discussions heretofore between the parties hereto related to the subject matter of this Agreement.

16.5 Amendment. This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by written statement signed by both parties hereto.

16.6 Severability. In the event that any of the terms of this Agreement are in conflict with any rule of law or statutory provision or otherwise unenforceable under the laws or regulations of any government or subdivision thereof, such terms shall be deemed stricken from this Agreement, but such invalidity or unenforceability shall not invalidate any of the other terms of this Agreement, and this Agreement shall continue in force, unless the invalidity or unenforceability of any such provisions hereof does substantial violence to, or where the invalid or unenforceable provisions comprise an integral part of, or are otherwise inseparable from, the remainder of this Agreement.

16.7 Compliance with Applicable Laws. The parties to this Agreement shall at all times conduct their activities hereunder in accordance with all applicable federal, state and local laws, rules and governmental regulations.

16.8 Waiver. No failure by either party hereto to take any action or assert any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right.

16.9 Counterparts. This Agreement may be executed in two (2) or more counterparts in the English language, each of which shall be deemed an original, but all of which shall constitute one (1) and the same instrument.

16.10 Remedies Cumulative. Each of the rights and remedies of the parties set forth in this Agreement shall be cumulative with all other such rights and remedies, as well as with all rights and remedies of the parties hereto otherwise available at law or in equity.

16.11 Indemnification. Each party shall indemnify the other and hold it harmless from and against any and all costs including reasonable attorneys' fees, court costs and litigation expenses, losses, expenses and damages incurred by the other party in connection with any claim or cause of action brought by any third person or party against it which, in whole or in part is based upon or arises out of any breach of any of its obligations hereunder.

16.12 Captions. The captions of Articles and Sections of this Agreement are included for convenient reference only, shall not be construed as part of this Agreement and shall not be used to define, limit, extend or interpret the terms hereof.

16.13 Offset. In the event that any amount shall be due by either party hereunder, the other party may, after providing written notice thereof and a reasonable opportunity to cure, at its option, either (a) seek reimbursement directly from the non-paying party or (b) set off any amount that it owes to the non-paying party pursuant to this Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first written above.


SELECT COMFORT CORPORATION              XXXXXXX

By     /s/                              By     /s/
  ----------------------------------      -------------------------------------
Title  President & CEO                  Title  General Manager
     -------------------------------         ----------------------------------

[A portion of this signature page has been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this Exhibit with this signature page intact has been filed separately with the Securities and Exchange Commission]

                                                                      Exhibit I.

                             ANNUAL MINIMUM VOLUME
                                Revised 9/25/95

Fiscal                        Minimum Number
 Year                         Chambers(pcs)
------                        -------------
* Fiscal 1995                 77,000

Fiscal 1996                   200,000

**Fiscal 1997                 230,000

Best effort will be made to place orders for approximately equal monthly quantities.

FISCAL YEAR means the twelve month period from January 1 through December 31.

* Period from 7/1/94 - 12/31/95.

** For planning purposes, volumes for 1997 and beyond will include a minimum of a 15% increase over the prior year. Final volumes for 1997 will be negotiated in March of 1996.

Select Comfort Corporation                            Supplier


By:       /s/  Mark L. de Naray             By:       /s/  Illegible
   ------------------------------------        --------------------------------

Title:    CEO                               Title:    General Director
      ---------------------------------           -----------------------------

Date:     October 13, 1995                  Date:     October 3, 1995
     ----------------------------------          ------------------------------

                                                                     EXHIBIT II.

                             PRICES AND SHIPPING TERMS
                                  Revised 9/25/95

              Part Number                                Price
              -----------                                -----
                 100270                                US $ xxxx
                 100271                                US $ xxxx
                 100272                                US $ xxxx
                 100273                                US $ xxxx
                 100274                                US $ xxxx
                 100275                                US $ xxxx
                 100276                                US $ xxxx
                 100277                                US $ xxxx
                 100278                                US $ xxxx
                 100279                                US $ xxxx
                 100281                                US $ xxxx

[Portions of this section have been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this section with the omissions intact has been filed separately with the Securities and Exchange Commission.]

SHIPPING TERMS

-  FOB German Sea Port, full 20' or 40 container delivered.

- If the goods are delivered costs will be according to Select's request by air, the air freight costs will be added to the invoice.

-  Validity:  January 1, 996

-  1990 Incoterms as defined by the International Chamber of Commerce

PAYMENT TERMS

-  See article 6, prices and payment 6.2

- If payment by Select is made prior to sea shipment prices will be reduced by 1.5%.

Select Comfort Corporation                            Supplier

By:       /s/  Mark L. de Naray             By:       /s/  Illegible
   ------------------------------------        --------------------------------

Title:    CEO                               Title:    General Director
      ---------------------------------           -----------------------------

Date:     October 13, 1995                  Date:     October 23, 1995
     ----------------------------------          ------------------------------

                                                                    EXHIBIT III

                         CLAIM PROCEDURE FOR DEFECTIVE GOODS

1.1 As air cores are identified in our assembly process which are defective and do not meet Select Comforts quality standards, the serial number will be cut out of the air core in a dimension of 2" x 3" which will ensure destruction of the air core. The air core will then be disposed of immediately.

1.2 Select Comfort announces on a monthly basis (e.g. for the period of 1 - 31 May 1993) all the claims that have risen during the period in writing to Supplier specifying the following data:

-Date of announcement
-Period of the claims collected
-Serial numbers per size of the products being claimed
-Codes of defects for each product as follows:

The following code will be indicated on the form for all claims that are being submitted by Select Comfort.

B-Baffle                          D-Damaged                 OD-Outdated
H-Hole                            L-Leak
S-Stain                           Z-Size

For the same type of defects, but in the case of being returned by a customer to Select Comfort.

RB                                RD                        ROD
RH                                RL
RS                                RZ

(i.e., L = Claimed by Select Comfort due to leak, RL = Being returned to Select Comfort by a customer due to a leak.)

The claim code "O" (others) is not used and accepted, unless the specific nature of the claim is described.

Claims will be submitted to Supplier within the first week of the following month of the period discussed.

1.3 The serial number tags for that period will be returned to Supplier and the cost of returning the tags will be borne by Supplier.

1.4 The next letter of credit that is established immediately following notification of the claim will be reduced by the value of the air cores in addition to the cost of the return for the serial number tags, the original incoming freight charge for the defective air core ($1.25 U.S. Dollars each) as well as the original incoming customs and brokerage fees ($0.25 U.S. Dollars each).

1.5 In the event that the number of defective products exceed 3%, Select will notify Supplier in writing with the quantity and description of defects, according to point 1.2. (Exhibit III), and Select will keep the air chambers in tact. Supplier may request return of the defective air chambers at the expense of the Supplier for evaluation. Pending notification and/or evaluation, Supplier will respond in writing as to the disposition of the defective products no later than 2 weeks after the defect notice is issued and/or evaluation has been completed.

                                    EXHIBIT IV

                               MASTER SPECIFICATION

                        Air Chambers for Bedding Purposes

I.    PREFACE

The air chamber is an inflatable product made of rubberized textile that can best be described as a "box" or "gusseted" design.

The internal structure is maintained through the use of a series of inner parallel I-beams running parallel to the sidewalls, perpendicular to the inner I-beams to stabilize the unit. The material used in this construction is 24 gauge rubber calendared to a cotton fabric and assembled before curing. The internal I-beams are a tri-laminated cotton/double layer rubber/cotton design to provide strength.

II.   MANUFACTURING TECHNOLOGY

1.    CONSTRUCTION

      The upper and lower cover as well as the four sidewalls of the product are made of rubberized textile.

Inner elements:
      -ribs forming the air chambers - they determine the structure of the product.
      -cover strip which is made of the same rubberized cotton as the ribs. -one piece of extruded cured rubber hose for connecting the compressor.

2.    MATERIAL OF THE PRODUCT

      2.1. Rubberized fabric cover consisting of cotton, latex bonding layer and double layer rubber film.

CHARACTERISTICS OF COTTON: Technical parameters are determined by the Supplier chosen according to the requirements against the final products.

CHARACTERISTICS OF LATEX: Mixture of natural and artificial latex.

CHARACTERISTICS OF RUBBER FILM: Natural caputchouc based, especially airtight compound with Jasmine fragrance.

2.2 Rubberized cotton (for ribs and cover strip)

Characteristics are as follows:
Material of inner element: cotton or polyamid

Rubber film: compound from natural and artificial caoutchouc.

2.3 Port (cured, extruded rubber hose connection)
Made of natural and artificial caoutchouc based compound by pressing technology.

2.4 Corner and valve reinforcing by rubber film inserted to corners, the material of which is the same as that of one of the above listed compounds.

xxxxx

[Portions of this section have been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this section with the omissions intact has been filed separately with the Securities and Exchange Commission.]

4.    IDENTIFICATION

Serial number of the product with 11 characters where the characters:
        2nd and 3rd represent the year of manufacture
        4th and 5th represent the week of manufacture
        6th represents the day of the week
Place:  on the short side at 3 - 6 cm from the valve

Explanation of the whole number:
      294203 04360
2 - number of the manufacturing line
94 - year
20 - week
3 - day of the week
04 - month, in which the semi-finished product was prepared
360 - semi-finished product number

5.    PACKING

Liner foil and box. Only one type is allowed to be packed in one box. Packing instructions given by Select - Enclosure number 1.

6.    STORING INSTRUCTIONS

The product must be stored in a warehouse. The product has to be protected by a plastic foil. The maximum allowed temperature of the warehouse should be 25 degrees C (77 degrees F). The product cannot be exposed to sunlight, and ultra-violet rays.

                                                                    Enclosure #1
                            Select's Packing Instructions

       Ref. #         Pcs/box        Box size (mm)        Liner foil size (mm)
       ------         -------        -------------        --------------------
       A8-043            6            550x380x260             570x200x800
       A8-048            5            550x380x260             570x200x800
       A8-046            6            550x380x260             570x200x800
       A8-040            7            550x380x260             570x200x800
       A8-045            6            550x380x260             570x200x800
       A8-044            6            550x380x260             570x200x800
       A8-049            4            550x380x260             570x200x800
       A8-041            4            550x380x260             570x200x800
       A8-047            4            550x380x260             570x200x800
       A8-042            4            550x380x260             570x200x800

Marking instruction of the box of Select's air cores

Select Comfort part number
Purchase order number
Quantity
Box number
Date
Made in Czech Republic

III.  Design and engineering details

                          Select Comfort Air Chamber Sizes

            Size/inflated   Size/inflated     Rib #     Rib #
  Ref. no.    condition       condition       Length    Width        Bed Name
 A8-043    72x26x6 1/4"    183x66x16 mm         2         17      Queen dual
 A8-048    84x30x6 1/4"    213x76x16 mm         2         20      Super Queen
 A8-046    72x31x6 1/4"    183x79x16 mm         2         17      Twin Long
 A8-040    67x31x6 1/4"    170x79x16 mm         2         16      Twin
 A8-045    76x32x6 1/4"    193x81x16 mm         2         18      Calif. King
 A8-044    72x34x6 1/4"    183x86x16 mm         2         17      Eastern King
 A8-049    84x36x6 1/4"    213x91x16 mm         2         20      Super King
 A8-041    67x46x6 1/4"    170x117x16 mm        2         16      Full
 A8-047    84x48x6 1/4"    213x122x16 mm        2         21      Super Single
 A8-042    72x52x6 1/4"    183x132x16 mm        2         18      Queen Single

Designs:  According to enclosures 2-11.